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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: June 1, 2001
                        (Date of earliest event reported)


                                   MYRIENT, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                        0-26578                 33-0662114
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
       incorporation)                                        Identification No.)


            65 Enterprise, Aliso Viejo, California  92656
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 330-6500

                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 1.  Change in control of registrant.

Not applicable.

Item 2. Acquisition or disposition of assets.

Not applicable.

Item 3. Bankruptcy or receivership.

Not applicable.

Item 4. Changes in registrant's certifying accountant.

Not applicable.

Item 5. Other.

On June 1, 2001, MYRIENT, Inc. (the "Company") announced in a press release Toan
V. Dinh resigned as the Chief Executive Officer, however he will remain Vice Chair of the Board of Directors of the Company.

Item 6. Resignations of registrant's directors.

Not applicable.

Item 7.  Financial Statements and Exhibits.

Press Release on June 1, 2001.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Aliso Viejo, State of California, on June 1, 2001.

                                                 MYRIENT, INC.

                                             By  /S/  BRYAN L. TURBOW
                                                 ----------------------
                                                 Bryan L. Turbow
                                                 President

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